                              NEWMIL BANCORP, INC.

                               ----------------

                    Notice of Annual Meeting of Shareholders

                               ----------------

To the Shareholders of NewMil Bancorp, Inc.:

   NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of NEWMIL BANCORP, INC. will be held at the Candlewood Valley Country Club, New Milford, Connecticut on Thursday, May 3, 2001 at 9:30 a.m., for the purpose of considering and voting on the following matters:

  1. To elect four Directors to serve until the Annual Meeting of Shareholders in 2004 who with the eight Directors whose terms of office do not expire at this meeting, will constitute the full Board.

  2. To ratify the appointment of PricewaterhouseCoopers, LLP as independent auditors for the fiscal year ending December 31, 2001.

  3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

   Only shareholders of record at the close of business on March 9, 2001, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                          By order of the Board of Directors,

                                          Betty F. Pacocha
                                          Secretary

   New Milford, Connecticut
   March 30, 2001


    YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON.

                              NEWMIL BANCORP, INC.
                                 19 Main Street
                         New Milford, Connecticut 06776

                               ----------------

                         Annual Meeting of Shareholders
                                  May 3, 2001

                               ----------------

                                PROXY STATEMENT

                               ----------------

                    INFORMATION CONCERNING THE SOLICITATION

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NewMil Bancorp, Inc. (the "Corporation"), a Delaware corporation, for the Annual Meeting of Shareholders of the Corporation to be held at the Candlewood Valley Country Club, New Milford, Connecticut on Thursday, May 3, 2001 at 9:30 a.m. (the "Meeting"), and any adjournments thereof. This Proxy Statement and the enclosed proxy card are first being given or sent to shareholders on or about March 30, 2001.

   The Corporation will bear the costs of soliciting proxies from its shareholders. In addition to this solicitation by mail, proxies may be solicited by Directors, officers and employees of the Corporation and the Bank by personal interview, telephone or telegram. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Corporation's Common Stock (as hereinafter defined) held of record by such persons, and the Corporation may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

   Only holders of Common Stock of record at the close of business on March 9, 2001 (the "Record Date") are entitled to vote at the Meeting. On that date, there were 4,522,621 shares of the Corporation's $.50 par value common stock outstanding (the "Common Stock"). All shares of Common Stock outstanding carry voting rights and all shareholders are entitled to one vote per share of Common Stock held by such shareholder on each matter submitted to vote. Pursuant to the Corporation's Bylaws, a majority of the outstanding shares entitled to vote, present either in person or by proxy, will constitute a quorum for transacting business at the Meeting.

   Shares represented by properly executed proxies in the enclosed form will be voted in accordance with any specifications made therein. Proxies that contain no directions to the contrary will be voted FOR the election of all nominees for Director and FOR the ratification of the appointment of PricewaterhouseCoopers as the Corporation's independent auditors for the fiscal year ending December 31, 2001. If any other business is properly presented at this Meeting, the Proxy shall be voted in accordance with the recommendations of management.

   A shareholder who executes and returns a proxy on the enclosed form has the power to revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Corporation an instrument revoking it, or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy. Voting by those present during the conduct of the Meeting will be by ballot.

   In December 2000 the Corporation changed its fiscal year to a December 31 year-end from a June 30 year-end to align its fiscal year with the calendar year.

                             PRINCIPAL SHAREHOLDERS

   The following table shows those persons known to the Corporation (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) to be the beneficial owners of more than five percent of the Common Stock as of the Record Date. In preparing the following table, the Corporation has relied on information supplied in public filings filed by such persons with the Securities and Exchange Commission and other information available to it. According to this information, each person listed below is believed to have sole voting and investment powers with respect to shares beneficially owned except as noted.

                                                             Shares
                    Name and Address                      Beneficially  Percent
                   of Beneficial Owner                       Owned      of Class
                   -------------------                    ------------  --------
Dimensional Fund Advisor, Inc............................   298,100(1)    6.59%
 1299 Ocean Avenue, 11th Floor,
 Santa Monica, CA 90401

The Estate of James R. Williams..........................   245,978(2)    5.44%
 RFD #2, Box 281
 Millerton, NY 12522

First Manhattan Asset Company............................   231,386(3)    5.12%
 437 Madison Ave
 New York, NY 10022

--------
(1) Dimensional Fund Advisors, Inc.'s beneficially owned shares are based on a Securities and Exchange Commission 13G filing for the year ended December 31, 2000. Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 298,100 shares of NewMil Bancorp, Inc. common stock as of December 31, 2000, all of which shares are held in portfolios of four investment companies and certain other commingled investment accounts. Dimensional disclaims beneficial ownership of all such shares.
(2) Shares owned beneficially by the estate of Mr. Williams are based on information available to the Corporation.
(3) First Manhattan Asset Company's beneficially owned shares are based on a Securities and Exchange Commission 13G filing for the year ended December 31, 2000. First Manhattan Asset Company ("First Manhattan"), a registered investment advisor, is deemed to have beneficial ownership of 231,386 shares of NewMil Bancorp, Inc. common stock as of December 31, 2000, all of which shares are held in investment portfolios of First Manhattan clients.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

   In accordance with the Corporation's Bylaws and the applicable laws of Delaware, responsibility for the management of the Corporation is vested in the Board of Directors. During the six month period ended December 31, 2000, the Board of Directors of the Corporation held six (6) regular and special meetings. The Board of Directors of the Corporation is comprised of the same individuals who serve on the Board of Directors of the Corporation's wholly-owned subsidiary, NewMil Bank (the "Bank"). Each Director attended at least 75 percent of the meetings of the Board of Directors of the Corporation and any committee(s) of which he or she was a member.

   During the six month period ended December 31, 2000 many matters ordinarily dealt with by subcommittees of each Board of Directors were dealt with by the Board of Directors as a committee of the whole. The committees of the Corporation's Board of Directors are the Audit Committee, the Investment Committee, the Nominating Committee, and the Salary and Benefits Committee. The committees of the Bank's Board of Directors are the Audit Committee, the Community Reinvestment Act Committee, the Investment

Committee, the Loan Committee, the Nominating Committee, the Salary and Benefits Committee, and the Trust Committee.

   The Corporation's Audit Committee met two (2) times during the six month period ended December 31, 2000. The Corporation's Audit Committee is responsible, amongst other things, for oversight of: internal accounting controls; the internal audit function; the selection of independent accountants; the results of the annual audit examination; and, relationships with state and federal regulatory agencies. The members of the Corporation's Audit Committee are Joseph Carlson II, Kevin L. Dumas, Laurie G. Gonthier, Paul
N. Jaber and Mary C. Williams.

   The Corporation's Nominating Committee met two (2) times during the six month period ended December 31, 2000. The Corporation's Nominating Committee recommends to the Corporation's Board of Directors candidates for director either to be elected at annual meetings of shareholders or to be appointed by the Board of Directors from time to time for the purpose of filling any vacancy on the Board of Directors. Vacancies in directorships may be filled, until the expiration of the term of the vacated directorship, by a vote of a majority of the directors then in office. The members of the Corporation's Nominating Committee are Herbert E. Bullock, Joseph Carlson II, Suzanne L. Powers and Mary
C. Williams.

   The Corporation's Salary and Benefits Committee met one (1) time during the six month period ended December 31, 2000. The Corporation's and the Bank's Salary and Benefits Committees make recommendations to their respective Boards of Directors on compensation for officers and employees, and on benefit plans for employees of the Corporation and the Bank. The Bank's Salary and Benefits Committee administers the 1986 Stock Option Plan for officers and key employees of the Bank, which includes recommendations for the granting of stock options. The members of the Salary and Benefits Committee are Kevin L. Dumas, Laurie G. Gonthier, Robert J. McCarthy, Suzanne L. Powers and Mary C. Williams.

   The Corporation's Investment Committee met five (5) times during the six month period ended December 31, 2000. The Corporation's and the Bank's Investment Committees approve investment and interest rate risk policies and monitor the performance of the Corporation's and the Bank's investment portfolios and interest rate risk positions. The members of the Corporation's and the Bank's Investment Committees are Joseph Carlson II, Kevin L. Dumas, Laurie G. Gonthier, Paul N. Jaber, Robert J. McCarthy and Francis J. Wiatr.

   The Bank's Loan Committee met five (5) times during the six month period ended December 31, 2000. The Bank's Loan Committee approves the loan policies of the Bank, approves certain loans and reviews all reports on the loan portfolio. The members of the Bank's Loan Committee are Herbert E. Bullock, Joseph Carlson II, Kevin L. Dumas, Paul N. Jaber, Robert J. McCarthy, John J. Otto, Suzanne L. Powers and Francis J. Wiatr.

   Matters ordinarily dealt with by the Bank's Trust Committee were dealt with during the six month period ended December 31, 2000 by the Bank's Board of Directors as a committee of the whole. The Trust Committee approves the trust policies of the Bank and reviews all trust accounts. The Bank's Trust Committee no longer administers trust accounts for unrelated third parties. The Bank remains as Trustee for only one account, NewMil Bank Pension Plan, and serves as custodian for the NewMil Bank Foundation. The Bank's Trust Committee, therefore, continues to administer these accounts. The members of the Bank's Trust Committee are Herbert E. Bullock, John J. Otto, Suzanne L. Powers and Anthony M. Rizzo.

   The Bank's Community Reinvestment Act Committee ("CRA") met four (4) times during the six month period ended December 31, 2000. The committee was formed as a means of assuring compliance with the requirements of the Community Reinvestment Act. The members of the Bank's CRA Committee are Herbert E. Bullock, John J. Otto, Betty F. Pacocha, Anthony M. Rizzo and Francis J. Wiatr.

Directors Compensation

   Each non-employee director received a stipend of $4,250 for the six month period ended December 31, 2000. Directors also received $350 for each Board meeting attended and $150 for each additional committee meeting attended. Officers of the Corporation who are also directors receive no compensation as directors. Additionally, each non-employee director receives options to purchase 2,000 shares of the Corporation's common stock on an annual basis under the 1992 Stock Option Plan for Outside Directors. Option grants are made to all non-employee directors at the beginning of each fiscal year at an exercise price equal to the stock's then fair market value. Option grants were made to the non-employee directors for the six month period ended December 31, 2000.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Certificate of Incorporation and the Bylaws of the Corporation provide for the election of directors by the shareholders. For this purpose, the Board of Directors is divided into three classes, as nearly equal in size as possible, with one class elected each year for a three-year term, to hold office until the end of such term and until successors have been elected and qualified. The terms of office of the members of one class expire and a successor class is elected at each annual meeting of the shareholders. The Corporation's Bylaws contain a special provision applicable only to a director who is also an officer of the Corporation; in such case, the officer/director shall be deemed to have resigned as a director should he or she, for any reason, no longer be an officer of the Corporation.

   At the Meeting, the terms of four directors, Laurie G. Gonthier, Paul N. Jaber, Robert J. McCarthy and Suzanne L. Powers expire. They have been nominated to be elected each for a three-year term, expiring at the annual meeting in 2004. In the event that any nominee for director is unable or declines to serve, which the Board of Directors has no reason to expect, the attorneys named in the proxy will vote for a substitute designated by the present Board of Directors.

   Nominations of persons for election to the Board of Directors may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with certain notice procedures set forth in the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the Corporation's principal executive offices not fewer than 60 days nor more than 90 days prior to the annual meeting; provided, however, that if fewer than 50 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the Meeting was mailed or such public disclosure was made. A shareholder's notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such person, (iv) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; and (v) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected) and (b) as to the shareholder giving the notice (i) the name and address of such shareholder, as they appear on the Corporation's books, and
(ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such shareholder.

   Paul N. Jaber, John J. Otto and Anthony M. Rizzo were elected to the Board of Directors contemporaneously with the Corporation's acquisition of Nutmeg Federal Savings & Loan Association. All three were Directors of Nutmeg Federal Savings and Loan Association, which was acquired by NewMil Bancorp on November 10, 2000. Mr. Jaber is an attorney and partner with the law firm of Cutsumpas, Collins, Hannafin, Jaber and Tuozzolo, in Danbury, Connecticut. Mr. Otto is the President of The Otto Company, in Danbury, Connecticut. Mr. Rizzo is the CEO of A.M. Rizzo Electrical Contractors, in Danbury, Connecticut.

   The following tables set forth information as of the Record Date based upon the Corporation's and the Bank's books and records and information provided by the directors and executive officers, regarding the nominees for election as directors at the Meeting and each director continuing in office. The tables include the total number and percentage of shares of Common Stock beneficially owned by each nominee and by all directors and executive officers as a group. Each person has sole voting and investment powers with respect to shares listed as being beneficially owned by them, except as indicated in the notes following the tables.

                  NOMINEES FOR ELECTION FOR A THREE YEAR TERM

                       Positions Held With the
                         Corporation and the                                 Shares of
                                Bank;                                       Common Stock
                        Principal Occupation         Has Served  Term Will  Beneficially  Percent of
                        During the Past Five            as a     Expire At  Owned as of  Common Stock
                                Years                 Director  the Annual    March 9,   Beneficially
         Name             and Directorships      Age   Since    Meeting in*     2001        Owned
         ----         ------------------------   --- ---------- ----------- ------------ ------------
 Laurie G. Gonthier.. Director; Vice              51    1990       2004       29,500(1)     0.65%
                      President-Investments
                      for Paine Webber,
                      Middlebury, CT

 Paul N. Jaber....... Director; Attorney;         58    2000(2)    2004       56,816(3)     1.26%
                      Former Chairman of
                      Nutmeg Federal Savings &
                      Loan Association

 Robert J. McCarthy.. Director; Former            57    1999(4)    2004       26,000(5)     0.57%
                      Chairman, President and
                      Chief Operating Officer
                      of Norco Inc.,
                      Georgetown, CT

 Suzanne L. Powers... Director; Attorney;         62    1988       2004       32,000(6)     0.70%
                      Former Judge of Probate

--------
 * Assumes election at Annual Meeting.
(1) Includes 5,000 shares held jointly by Mr. Gonthier with his spouse, 2,500 shares in Mr. Gonthier's Individual Retirement Account and options to purchase 22,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2001, which were not exercisable within 60 days of the Record Date.
(2) Mr. Jaber was elected a Director of the Corporation and the Bank by the Board of Directors contemporaneously with the Corporation's acquisition of Nutmeg Federal Savings and Loan Association on November 9, 2000.
(3) Includes 7,828 shares held by the Profit Sharing Plan of the law firm of Cutsumpas, Collins, Hannafin, Jaber and Tuozzolo and 48,988 held directly by Mr. Jaber. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2001, which were not exercisable within 60 days of the Record Date.
(4) Mr. McCarthy was elected to the Board on August 19, 1999, to fill a vacancy.
(5) Includes 5,000 shares held jointly by Mr. McCarthy with his spouse, 5,000 shares held directly by Mr. McCarthy, 11,000 shares held by family members where Mr. McCarthy has Power of Attorney for those shares and options to purchase 5,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2001, which were not exercisable within 60 days of the Record Date.
(6) Includes 1,000 shares held directly by Ms. Powers, 4,000 shares held jointly by Ms. Powers with her spouse, 5,000 shares held by Ms. Powers' spouse and options to purchase 22,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2001, which were not exercisable within 60 days of the Record Date.

                        DIRECTORS CONTINUING IN OFFICE

                           Positions Held With the
                             Corporation and the                                 Shares of
                                    Bank;                                       Common Stock
                            Principal Occupation         Has Served  Term Will  Beneficially    Percent of
                                   During                   as a     Expire At  Owned as of    Common Stock
                           the Past Five Years and        Director   the Annual   March 9,     Beneficially
           Name                 Directorships        Age   Since     Meeting in     2001          Owned
           ----           ------------------------   --- ----------  ---------- ------------   ------------
 Herbert E. Bullock...... Director; Employee, Echo    66    1987(1)     2003       22,400(2)       0.49%
                          Bay Marina, New Milford,
                          CT
 Joseph Carlson II....... Director; Former Vice       61    1997        2002       19,000(3)       0.42%
                          Chairman and CFO of
                          Centerbank and Center
                          Financial
 Kevin L. Dumas.......... Director; Owner of Dumas    44    2000(4)     2003        4,000(5)       0.09%
                          & Company, Certified
                          Public Accounts; Former
                          Director of NMBT
                          Corporation
 John J. Otto............ Director; President of      65    2000(6)     2003       26,377(7)       0.58%
                          The Otto Company; Former
                          Director of Nutmeg
                          Federal Savings and Loan
                          Association
 Betty F. Pacocha........ Director; Secretary of      67    1997(8)     2002       28,126(9)       0.62%
                          the Corporation and
                          Executive Vice President
                          and Secretary of the
                          Bank
 Anthony M. Rizzo........ Director; CEO of A.M.       60    2000(10)    2002      102,382(11)      2.26%
                          Rizzo Electrical
                          Contractors; Former
                          Director of Nutmeg
                          Federal Savings and Loan
                          Association
 Francis J. Wiatr........ Director; Chairman,         50    1994(12)    2003      151,747(13)      3.25%
                          President, and CEO of
                          the Corporation and Bank
 Mary C. Williams........ Director; Former Vice       61    1990        2002       82,000(14)      1.80%
                          President of J & J Log
                          and Lumber Corp.
 All Directors and
  Executive Officers as a
  Group (19 Persons).....                                                         700,179(15)     14.32%(16)

--------
(1) Mr. Bullock has been a Director of the Corporation since its formation in 1987. Mr. Bullock has been a director of the Bank since 1972.
(2) Includes 400 shares held jointly by Mr. Bullock with his spouse and options to purchase 22,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2001, which were not exercisable within 60 days of the Record Date.
(3) Includes 10,000 shares held directly by Mr. Carlson and options to purchase 9,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2001, which were not exercisable within 60 days of the Record Date.
(4) Mr. Dumas was elected a Director of the Corporation and the Bank by the Board of Directors on June 21, 2000 to fill a vacancy.
(5) Includes 1,000 shares held directly by Mr. Dumas and options to purchase 3,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2001, which were not exercisable within 60 days of the Record Date.
(6) Mr. Otto was elected a Director of the Corporation and the Bank contemporaneously with the Corporation's acquisition of Nutmeg Federal Savings & Loan Association on November 9, 2000.
(7) Includes 26,377 shares held directly by Mr. Otto. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2001, which were not exercisable within 60 days of the Record Date.
(8) Ms. Pacocha has been an employee of the Bank since 1961 and she has served as Secretary of the Corporation since 1992.
(9) Includes 7,626 shares held directly by Ms. Pacocha and options to purchase 20,500 shares of Common Stock exercisable within 60 days of the Record Date.
(10) Mr. Rizzo was elected a Director of the Corporation and the Bank contemporaneously with the Corporation's acquisition of Nutmeg Federal Savings & Loan Association on November 9, 2000.
(11) Includes 102,382 shares held jointly with Mr. Rizzo and his spouse. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2001, which were not exercisable within 60 days of the Record Date.
(12) Mr. Wiatr was appointed President of the Corporation and President and Chief Executive Officer ("CEO") of the Bank on March 21, 1994. He was appointed Chairman and CEO of the Corporation and Chairman of the Bank on August 5, 1997.
(13) Includes 6,747 shares held directly by Mr. Wiatr and options to purchase 145,000 shares of common stock exercisable within 60 days of the Record Date.
(14) Includes 60,000 shares held directly by Ms. Williams and options to purchase 22,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2001, which were not exercisable within 60 days of the Record Date.
(15) Includes 367,500 shares issuable upon the exercise of options exercisable by such persons within 60 days of the Record Date.
(16) For the purpose of calculating the percentage of Common Stock beneficially owned by the directors and executive officers as a group, the total number of shares outstanding includes the 367,500 shares issuable upon the exercise of options which may be exercised by such persons within 60 days of the Record Date (the "Option Shares").

THE NOMINEES FOR DIRECTOR MUST BE ELECTED BY A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED NOMINEES.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively referred to as the "Insiders"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Corporation. Insiders are required by the Exchange Act to furnish the Corporation with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, the Corporation believes that during the six month period ended December 31, 2000, all Section 16(a) required filings applicable to the Corporation's Insiders were made on time.

                             EXECUTIVE COMPENSATION

   The following Cash Compensation Table sets forth cash compensation and certain other compensation paid or accrued by the Corporation or the Bank for services in all capacities rendered during the six month period ended December 31, 2000 and the fiscal years ended June 30, 2000 and 1999 to the Corporation's CEO and the four most highly compensated executive officers of the Corporation and the Bank, other than the CEO, whose annualized cash compensation for the six month period ended December 31, 2000 determined in accordance with Item 402 of SEC Regulation S-K exceeded $100,000 (together, the "Named Executives").

                           Summary Compensation Table

                                                                        Long Term
                                      Annual Compensation Awards       Compensation
                                    ---------------------------------- ------------
          (a)               (b)       (c)       (d)           (e)          (g)          (i)
                           Fiscal                         Other Annual               All Other
        Name and           period    Salary               Compensation   Options/   Compensation
   Principal Position      ended      ($)    Bonus ($)      ($) (7)      SARs(#)      ($)(10)
   ------------------    ---------- -------- ---------    ------------ ------------ ------------
Francis J. Wiatr........ 12/31/2000 $106,731 $    --         $ --            --        $5,214
 Chairman, President and  6/30/2000  208,846  125,000(1)       --            --         6,743
 CEO of the Corporation   6/30/1999  170,000  100,000(2)       --         10,000(8)     6,312
 and the Bank
Betty F. Pacocha........ 12/31/2000 $ 54,077 $    --         $ --            --        $2,468
 Executive Vice
  President               6/30/2000  107,231   60,000(3)       --            --         3,886
 & Secretary of the Bank  6/30/1999   98,462   50,000(4)       --          6,000(9)     3,559
B. Ian McMahon.......... 12/31/2000 $ 62,115 $ 10,000(5)     $ --            --        $3,292
 Senior Vice President    6/30/2000  118,654   15,000(3)       --            --         4,156
 & CFO of the Bank        6/30/1999  110,077   10,000(6)       --          3,000(9)     3,817
Thomas W. Grant......... 12/31/2000 $ 54,231 $    --         $ --            --        $2,479
 Senior Vice President    6/30/2000  109,039   20,000(3)       --            --         3,946
 of the Bank              6/30/1999  104,231   20,000(4)       --          5,000(9)     3,762
Terrence J. Shannon..... 12/31/2000 $ 48,923 $ 10,000(5)     $ --            --        $4,006
 Senior Vice President    6/30/2000   95,039   20,000(3)       --            --         7,049
 of the Bank              6/30/1999   84,175   40,000(4)       --          5,000(9)     6,810

--------
(1) Mr. Wiatr will receive a performance bonus of $125,000 for the year ended June 30, 2000, the payment of which is deferred until October 31, 2004 and which is conditioned upon the stock performance of the Corporation.
(2) Mr. Wiatr will receive a performance bonus of $100,000 for the year ended June 30, 1999, the payment of which is deferred until October 31, 2003 and which is conditioned upon the stock performance of the Corporation.
(3) Ms. Pacocha and Messrs. McMahon, Grant and Shannon received performance bonuses of $60,000, $15,000, $20,000 and $20,000, respectively, for the year ended June 30, 2000.
(4) Ms. Pacocha and Messrs. Grant and Shannon received performance bonuses of $50,000, $20,000 and $40,000, respectively, for the year ended June 30, 1999.
(5) Messrs. McMahon and Shannon received performance bonuses of $10,000 and $10,000, respectively, for the six month period ended December 31, 2000.
(6) Mr. McMahon will receive a performance bonus totaling $10,000 for the year ended June 30, 1999, the payment of which is deferred until October 31, 2003 and which is conditioned upon the stock performance of the Corporation.
(7) Perquisites and other personal benefits paid to the Named Executives did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonuses reported for the Named Executive (annualized for the six months ended December 31, 2000).
(8) Represents stock options granted on September 16, 1999 based on performance for the year ended June 30, 1999.
(9) Represents stock options granted on August 19, 1999 based on performance for the year ended June 30, 1999.
(10) The amounts reported for All Other Compensation include the following: (i) Term life insurance premiums paid by the Corporation or the Bank in the six month period ended December 30, 2000, and the years ended June 30, 2000 and 1999 on behalf of each of the named executives: Mr. Wiatr, $969, $1,937 and $1,569, respectively; Ms. Pacocha, $333, $629 and $605, respectively; Mr. McMahon, $276, $552 and $515, respectively; Mr. Grant, $333, $635 and $635, respectively; and, Mr. Shannon, $2,081, $4,162 and
     $3,471, respectively; and (ii) Contribution match paid by the Bank under the Bank's 401K Plan in the six month period ended December 31, 2000, and the years ended June 30, 2000 and 1999 on behalf of the named executives:
     Mr. Wiatr, $4,246, $4,806 and $4,743 respectively; Ms. Pacocha, $2,135, $3,257 and $2,954 respectively; Mr. McMahon, $3,016, $3,604 and $3,302 respectively; Mr. Grant, $2,146, $3,311 and $3,127; and, Mr. Shannon, $1,985, $2,887 and $3,339 respectively.

   The following table provides detailed information concerning stock options exercised by the Named Executives during the six month period ended December 31, 2000. This table also provides information concerning the number and value of specified exercisable ("vested") and unexercisable ("unvested") stock options at December 31, 2000. Finally, this table reports the value of unexercised "in-the-money" stock options at December 31, 2000, which represents the positive spread between the exercise price of any such existing stock options and the fair market value of the Corporation's Common Stock on December 31, 2000 ($10.59375).

 Aggregated Option/SAR Exercises During Six Months Ended December 31, 2000 and
                    December 31, 2000 Option/SAR Value Table

   (a)                       (b)         (c)                (d)                        (e)
                                                   Number of Unexercised   Value of Unexercised In-the-
                           Shares                     Options/SARs at         Money Options/SARs at
                         Acquired on  Value(1)       December 31, 2000          December 31, 2000
  Name                   Exercise(#) Realized($) Exercisable/Unexercisable Exercisable/Unexercisable(1)
  ----                   ----------- ----------- ------------------------- ----------------------------
Francis J. Wiatr........      --           --            145,000/0                $696,094/$--
Betty F. Pacocha........    7,000      $44,406            20,500/0                $100,734/$--
B. Ian McMahon..........    2,000       15,188            22,500/0                $ 70,859/$--
Thomas W. Grant.........      --           --             20,000/0                $ 68,906/$--
Terrence J. Shannon.....      --           --             26,000/0                $ 83,000/$--

--------
(1) Based on the average of the bid and asked price of the Corporation's common stock as reported on The Nasdaq Stock Market on December 31, 2000.

Options/SAR Grants

   No stock options were granted to the Named Executives during the six month period ended December 31, 2000.

Employment Agreements

   The Bank currently has an Employment Agreement with Mr. Wiatr. Mr. Wiatr's agreement currently provides for an annual base compensation of $215,000. Mr. Wiatr also agrees to serve as director of the Corporation and the Bank (for so long as he continues as an officer of the Corporation and Bank) for which he will receive no additional compensation. The Agreement also provides for certain customary benefits, including an automobile allowance and country club membership.

   Mr. Wiatr's agreement provides that if the Corporation or the Bank experiences a change in control, Mr. Wiatr will be entitled to receive a lump sum cash payment equal to three times the greater of his compensation for the last full fiscal year preceding the change in control or the average of such compensation for the last three full fiscal years. Such payments are not limited to amounts which would be fully deductible for federal income tax purposes pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, and the Corporation (or its successors) will be additionally obligated to reimburse Mr. Wiatr for any excise tax he incurs on such payments pursuant to Section 280G and related I.R.C. provisions. If Mr. Wiatr is terminated before a change in control occurs, no severance would be due other than a continuation of benefits for three months and payment for unused vacation time.

   The agreement provides that for a period of two (2) years following Mr. Wiatr's employment with the Bank, he shall not engage in, render advice or assistance to or be employed on a compensation basis by any person, firm or entity which is in competition (as defined in the agreement) with the Bank. In addition, Mr. Wiatr agrees in the agreement not to use or reveal, at any time during or after the term of the agreement, any confidential information that he has received during the course of his employment at the Bank.

   The Bank has also entered into one-year change of control agreements with the other Named Executives. The agreements provide that, in the event of a change in control of the Corporation or Bank, the executive will be entitled to a lump sum cash payment equal to the greater of his or her compensation for the last full fiscal year preceding the change in control or the average of such compensation for the last three full fiscal years. In no event shall such payments be made in an amount which would cause them to be deemed non-deductible "excess parachute payments" under Section 280G of the Internal Revenue Code, as amended.

                             EMPLOYEE BENEFIT PLANS

Pension Plan

   The Bank maintains a non-contributory defined benefit pension plan (the "Pension Plan") that is qualified under the Internal Revenue Code and complies with the requirements of the Employee Retirement Income Security Act of 1984 ("ERISA").

   Effective September 1, 1993 the Pension Plan was curtailed and the crediting of additional benefits to participants under the Pension Plan discontinued. Distributions of vested benefits will be made after the retirement of vested participants. If a participant terminates employment before attaining the normal retirement date as set forth in the Pension Plan, the Pension Plan's vesting provisions will govern whether such participant is entitled to any benefits pursuant to such Pension Plan.

   The Pension Plan covers full-time employees, as of September 1, 1993, who had attained the age of 21 years and had completed at least six months service with the Bank at September 1, 1993. The Pension Plan provides in general for monthly payments to or on behalf of each covered employee upon such employee's retirement at age 62 or 65, depending upon whether their employment began before April 1, 1976, or after that date. Annual payments are based upon the employee's basic annual compensation for the highest paid three years of employment through September 1, 1993 and such employee's covered months of service to a maximum of 60 percent.

   The Pension Plan provides for optional early retirement benefits provided a participant has attained age 58 and completed at least 25 years of service with the Bank or attained the age of 62 depending on whether their employment began before April 1, 1976 or after that date. The Pension Plan also provides death benefits comparable to the benefits offered in the case of early retirement. To fund the benefits provided by the Pension Plan, the Bank makes an annual contribution, if required, for the benefit of eligible employees computed on an actuarial basis. No contribution was required or made during the last fiscal year. Contributions to the Pension Plan fund are paid entirely by the Bank and expenses of administering the Pension Plan are paid from the fund.

   The following table illustrates annual pension benefits for retirement in fiscal year 2000 at age 65 under the most advantageous Pension Plan provisions available for various levels of compensation and years of service. The Bank's Pension Plan does not provide for Social Security integration.

Pension
Plan Table                         Years of Service(b)
Average          ----------------------------------------------------------------------------
Final              15              20              25              30
Earnings(a)       Years           Years           Years           Years          35 Years
-----------      -------         -------         -------         -------         --------
$25,000          $ 7,500         $10,000         $12,500         $15,000         $ 15,000
 50,000           15,000          20,000          25,000          30,000           30,000
 75,000           22,500          30,000          37,500          45,000           45,000

--------
(a) Average of highest three years of annual compensation.
(b) Benefits are computed based on the participant's average of highest three years of annual compensation and the number of months of service, up to a maximum of 60%. The Pension Plan does not provide for Social Security integration.

   As of December 31, 2000, Ms. Pacocha's salary for pension benefit purposes was $57,188, she had thirty-two years of service accrued. No amounts would be payable to Messrs. Wiatr, McMahon, Grant, or Shannon pursuant to the Pension Plan.

Savings and Protection Plan

   Effective April 1, 1994 the Bank amended its Profit-Sharing Plan to add a 401K provision. This part of the Plan allows for a defined contribution by employees with a match by the Bank of 50% on the first 6% of an employee's salary. If an employee elects to contribute greater than 6% of his or her salary, the Bank's match is capped at 50% of 6% of the employee's salary. The Bank amended the Plan, as of January 1, 2000, to change the match to 100% of the first 3% of the employee's salary and 50% of the next 2% of the employee's salary. After January 1, 2000, if an employee elects to contribute greater than 5% of his or her salary, the Bank's match is capped at 100% of the first 3% and 50% of the next 2% of the employee's salary. The Bank's total matching contribution for the six month period ended December 31, 2000, was $67,991. All contributions under the 401K are vested when made, except to the extent adjustment may be necessary to comply with applicable allocation restrictions which apply to 401K plans generally.

   The Bank maintains a non-contributory profit-sharing feature to the Profit Sharing Plan which benefits all full-time employees and follows the same eligibility requirements contained in the Bank's Pension Plan. The amounts contributed to the Profit-Sharing Plan are determined annually by the Board of Directors of the Bank on a discretionary basis. No contributions were made to the profit-sharing feature of the Profit-Sharing Plan in the six month period ended December 31, 2000.

   The Board of Directors of the Bank reviews the structure of the Profit-Sharing Plan annually, and makes whatever adjustments it deems appropriate. The Bank has no long-term agreement or commitment to maintain the Profit-Sharing Plan.

Supplemental Retirement Plan

   The Bank has provided Mr. Wiatr with a Supplemental Retirement Agreement pursuant to which Mr. Wiatr may receive retirement benefits beginning at age 65 for 15 years. The amount of retirement benefits are dependant on his years of service to the Bank up to the maximum age of 65. If Mr. Wiatr's employment with the Bank were to end during the fiscal year 2001, he would be entitled to an annual retirement benefit of $21,119 beginning at age 65. The Agreement represents an unsecured general obligation of the Bank, although the Bank has purchased a life insurance policy on Mr. Wiatr as a funding vehicle for the benefits obligation.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   The Board of Directors as a whole makes decisions on compensation for executive officers (with Mr. Wiatr and Ms. Pacocha not participating in decisions concerning their compensation). The Board is currently comprised of twelve members. Because the business of the Corporation currently consists of the business of the Bank, no separate cash compensation is paid to the executive officers of the Corporation. Except for Mr. Wiatr, who participated in discussions concerning Ms. Pacocha's compensation, no other members of the Board who participated in these decisions are employed by the Corporation or the Bank, neither do any of these members have an interlocking relationship with a compensation committee of another entity, nor do they participate in any of the Corporation's or Bank's executive compensation plans.

   In addition, the Salary and Benefits Committee, none of whose members are employees of the Corporation or the Bank, makes recommendations to the Board of Directors concerning the grant of stock options pursuant to the 1986 Plan to employees, including director and non-director executive employees. Based on these recommendations, the Board of Directors makes decisions regarding the grant of any such options (with Mr. Wiatr and Ms. Pacocha not participating in decisions concerning themselves). This Committee also makes recommendations to the Board of Directors on compensation for other officers and employees and on other benefit plans for employees of the Corporation and the Bank.

   The Board of Directors does not have formal compensation policies. The Board does, however, consider the Corporation's and the Bank's performance, the accomplishment of business objectives, and the individual's contribution to earnings and shareholder value in setting senior officer compensation levels. The Board also considers the compensation paid by peer group institutions with the goal of being competitive in the attraction and retention of qualified executives. The three principal components of executive officers' compensation are salary, performance cash bonuses, and stock options. The Board considers granting bonuses only when it determines that performance is meritorious and exceptional, and only after consideration of such factors as the Bank's performance for such year compared to prior years, and the time and effort exerted by management. These decisions are made on a judgmental basis, and not according to a specific formula. The Corporation's CEO, Mr. Wiatr, received a salary of $106,731 during the six month period ended December 31, 2000, and $208,846 and $170,000 during the years ended June 30, 2000 and 1999. This salary is required under Mr. Wiatr's employment contract. No performance bonuses were paid for the six month period ended December 31, 2000. The Board chose to recognize meritorious performance by Messrs. McMahon and Shannon in the six month period ended December 31, 2000 by awarding performance bonuses as reflected in the Summary Compensation Table.

   Board of Directors of the Corporation and the Bank

   Herbert E. Bullock                John J. Otto
   Joseph Carlson II                 Betty F. Pacocha (not as to herself or
   Kevin L. Dumas                    Mr. Wiatr)
   Laurie G. Gonthier                Suzanne L. Powers
   Paul N. Jaber                     Anthony M. Rizzo
   Robert J. McCarthy                Francis J. Wiatr (not as to himself)
                                     Mary C. Williams

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Board of Directors has adopted a written charter for the Audit Committee, attached as Exhibit A. The members of the Audit Committee are independent from management and the Corporation. All Audit Committee members are considered to be financially literate by the Board of Directors of the Corporation. At least one member of the Audit Committee has accounting or related financial management expertise.

   The Audit Committee has reviewed and discussed the audited financial statements, for December 31, 2000, with management. The Audit Committee has discussed with PricewaterhouseCoopers, LLP the matters required by Statement on Auditing Standards No. 61. The Audit Committee has received from PricewaterhouseCoopers the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee has discussed with PricewaterhouseCoopers the auditors' independence from the Corporation. Based upon these discussions the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Form 10-K, for the six month period ended December 31, 2000.

   Audit Committee of the Board of Directors of the Corporation and the Bank

   Joseph Carlson II
   Kevin L. Dumas
   Laurie G. Gonthier
   Paul N. Jaber
   Mary C. Williams

                               PERFORMANCE GRAPH

   The following graph compares over the last five years the cumulative total shareholder return on the Corporation's Common Stock, based on the market price of the Corporation's Common Stock, with the cumulative total return of companies on the S&P 500 Index and the reported total return of companies on the KBW New England Bank Index. Total return values were calculated based on cumulative total return values assuming reinvestment of dividends. The graph assumes a $100 investment on December 31, 1995.


                              [PERFORMANCE CHART]

                           1995      1996    1997     1998     1999     2000
--------------------------------------------------------------------------------
S&P 500                   $100.00  $122.89  $163.85  $210.58  $254.83  $231.62
NewMil Bancorp, Inc.      $100.00  $143.22  $195.18  $182.83  $206.43  $174.16
SNL New England Thrift    $100.00  $135.68  $246.22  $203.89  $170.04  $201.61
--------------------------------------------------------------------------------


                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

   During the six month period ended December 31, 2000, certain directors and officers of the Corporation and the Bank and associates of such directors and officers have been and currently are customers of the Bank and the Corporation and have had banking and other transactions with the Bank and the Corporation. All transactions, including loans, if any, made to such persons and their associates (a) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers of the Bank, (b) were made in the ordinary course of business, and (c) did not involve more than the normal risk of collectability or present other unfavorable features.

   During the six month period ended December 31, 2000 the Bank and the Bank's Pension Plan and Profit-Sharing Plan paid PaineWebber fees or commissions for investment services. Some of the commissions that were paid to PaineWebber were earned by Director Laurie G. Gonthier, a Vice President of Marketing for PaineWebber, in Middlebury, Connecticut. During the fiscal year ended December 31, 2000 the Bank paid legal fees to the law firm of Powers & Powers of which director Suzanne L. Powers is a partner. The commissions paid to Laurie G. Gonthier did not exceed $60,000 on an annualized basis and the fees paid to Powers & Powers did not exceed 5% of the firm's gross revenues.

                                   PROPOSAL 2

 RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT
             AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001

   The Board of Directors of the Corporation has made arrangements with PricewaterhouseCoopers, LLP, independent certified public accountants, to be its independent auditors for the fiscal year ending December 31, 2001 subject to ratification by the Corporation's shareholders. Neither the firm nor any of its partners has any direct or indirect financial interest in, or any connection (other than as independent auditors) with the Corporation or the Bank. A representative of PricewaterhouseCoopers, LLP is expected to be present at the Meeting and will be provided with an opportunity to make a statement if he or she desires to do so and to respond to shareholders' questions.

 Audit Fees

   During the six month period ended December 31, 2000, PricewaterhouseCoopers, LLP billed the Corporation $74,410 in audit fees. These fees were for professional services rendered for the audit of the Corporation's financial statements and reviews of its quarterly financial information included in the Corporation's Form 10-Q's filed with the Securities and Exchange Commission for the quarter ended September 30, 2000.

 Financial Information Design and Implementation

   During the six month period ended December 31, 2000, PricewaterhouseCoopers, LLP did not bill the Corporation for any financial information design and implementation fees.

 All Other Fees

   During the six month period ended December 31, 2000, PricewaterhouseCoopers, LLP billed the Corporation for an aggregate of $101,947 for all other professional services rendered by PricewaterhouseCoopers, LLP (internal audit, tax services and acquisition related expenses). The total of $101,947 includes $67,300 which was related to the acquisition of Nutmeg Federal Savings & Loan Association. This figure does not include fees that have not yet been billed. The Audit Committee has determined that the performance of these services is compatible with maintaining the independence of PricewaterhouseCoopers, LLP.

   THE INDEPENDENT AUDITORS MUST BE RATIFIED BY A MAJORITY OF THE VOTES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION.

                             SHAREHOLDER PROPOSALS

   Proposals of the Corporation's shareholders intended to be presented at the 2002 annual meeting of the Corporation must be received by the Corporation not later than December 3, 2001, to be included in the Corporation's proxy statement and form of proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

   At the time of preparation of this Proxy Statement, the Board of Directors of the Corporation knew of no other matters to be presented for action at the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders and described in this Proxy Statement. If any other matters properly come before the Meeting or any adjournment(s) thereof, the proxies will be voted in accordance with the determination of a majority of the Board of Directors.

                                          By order of the Board of Directors,

                                          BETTY F. PACOCHA
                                          Secretary

March 30, 2001

                                                                       EXHIBIT A

                              NEWMIL BANCORP, INC.
                            AUDIT COMMITTEE CHARTER

   The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring:

     The integrity of the financial statements of NewMil Bancorp,

     The compliance by NewMil Bancorp with legal and regulatory requirements, and

     The independence and performance of the Company's internal and external auditors.

   The members of the Audit Committee shall meet the independence and experience requirements of Nasdaq's Marketplace Rule 4350(d)(2), which provides that:

     Each issuer must have, and certify that it has and will continue to have, an audit committee of at least three members, comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. Additionally, each issuer must certify that it has, and will continue to have, at least one member of the audit committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

   The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee.

   The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of NewMil Bancorp or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

   The Audit Committee shall make regular reports to the Board.

   The Audit Committee shall:

     Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect NewMil Bancorp's financial statements.

     Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of NewMil Bancorp's financial statements.

     Review with management and the independent auditor NewMil Bancorp's quarterly financial statements prior to the release of quarterly earnings.

     Meet periodically with management to review NewMil Bancorp's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     Review major changes to NewMil Bancorp's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     Approve the fees to be paid to the independent auditor.

     Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     Review the appointment and replacement of the internal auditor.

     Review the significant reports to management prepared by the internal auditor and management's responses.

     Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     Obtain reports from management, NewMil Bancorp's senior internal auditing executive and the independent auditor that NewMil Bancorp's subsidiaries are in conformity with applicable legal requirements and the Company Code of Conduct.

     Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the NewMil Bancorp's response to that letter. Such review should include:

     Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     Any changes required in the planned scope of the internal audit.

     Internal auditor responsibilities, budget and staffing.

     Prepare the report required by the rules of the Securities and Exchange Commission to be included in NewMil Bancorp's annual proxy statement.

     Advise the Board with respect to NewMil Bancorp's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

     Review with NewMil Bancorp's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     Meet at least annually with the chief financial officer, the internal auditor and the independent auditor in separate executive sessions.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Newmil Bancorp's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

PROXY                         NEWMIL BANCORP, INC.                         PROXY
                                 19 Main Street
                         New Milford, Connecticut 06776
                2001 ANNUAL MEETING OF SHAREHOLDERS--May 3, 2001

  This proxy is solicited on behalf of the Board of Directors of NewMil Bancorp, Inc.
  The undersigned shareholder of NewMil Bancorp, Inc. hereby appoints Kevin L. Dumas and Herbert E. Bullock and each of them the proxies of the undersigned with full power of substitution to vote all the shares of NewMil Bancorp, Inc. held of record by the undersigned on March 9, 2001, at the Annual Meeting of Shareholders of the Corporation to be held at the Candlewood Valley Country Club, in New Milford, Connecticut, at 9:30 a.m. on Thursday, May 3, 2001 and at any adjournment(s) thereof, with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. A majority of said proxies or their substitutes who attend the meeting (or if only one shall be present, then that one) may exercise all of the powers hereby granted.
  This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. If no specification is made, this proxy will be voted "FOR" all nominees for Director and "FOR" proposal 2. If any other business is properly presented at this Annual Meeting, or any adjournment(s) thereof, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.
  The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as follows:

1.ELECTION OF DIRECTORS:
  Laurie G. Gonthier, Paul N. Jaber, Robert J. McCarthy and Suzanne L. Powers

 FOR all nominees listed above       WITHHOLD AUTHORITY to vote for
    (except as marked to the           all nominees listed above
        contrary below)                           [_]
              [_]

 (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
               [_]

  For all nominees except: _____________________________________________________

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PricewaterhouseCoopers, LLP as independent auditors of NewMil Bancorp, Inc. for the fiscal year ending December 31, 2001.

   FOR        AGAINST    ABSTAIN
   [_]          [_]        [_]

3.With discretionary authority to vote upon such other matters as may properly come before the Meeting.

                                    Please sign exactly as your name appears on this proxy card. When signing as a fiduciary or representative--attorney, executor, administrator, trustee or guardian--please give your full title as such. Proxies signed by a corporation must be signed in the full corporate name by the President or otherwise duly authorized officer. Proxies signed by a partnership must be signed in the partnership name by a duly authorized person.

                                    Date: _____________________________________

                                    ___________________________________________
                                                Signature

                                    ___________________________________________
                                                Signature if held jointly

                                    PLEASE MARK, SIGN, DATE AND RETURN THE
                                    PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

[_] I PLAN TO ATTEND MEETING

[_] ______________   ______________
  ACCOUNT NUMBER         COMMON